                                  AMENDMENT NO. 2 TO
                             FURTHER RESTATED AND AMENDED
                      EMPLOYMENT AGREEMENT DATED AUGUST 1, 1985
                     BY AND BETWEEN AAR CORP. AND IRA A. EICHNER
                    ---------------------------------------------


    THIS AMENDMENT NO. 2 made this 25th day of MAY, 1990 by and between AAR CORP., a Delaware corporation (the "Company") and Ira A. Eichner ("Employee").

    WHEREAS, the Company and Employee entered into the Further Restated and Amended Employment Agreement dated August 1, 1985 (the "Employment Agreement"); and

    WHEREAS, the Company and Employee heretofore amended the Employment Agreement and now desire to further amend the Employment Agreement as herein set forth to reflect certain mutually agreed upon changes to the terms and conditions thereof;

    NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Company and Employee do hereby covenant and agree as follows:

    1. The second sentence of subparagraph (b) of paragraph 7 of the Employment Agreement is hereby amended to read as follows:

         "During, or as soon as practicable after the end of, each calendar year, the Company shall pay to Employee a bonus in cash equal to the aggregate of (1) the federal, state and local income taxes, if any, incurred by Employee as a result of income generated by the Trust, and
    (2) the federal, state and local income taxes incurred by Employee as a result of such bonus."

    2. The first and second sentences of subparagraph (c) of paragraph 11 of the Employment Agreement are hereby amended to read as follows:

         "If within twenty-four months from the date hereof the Company does not receive the private letter ruling, hereinafter described, from the Internal Revenue Service, the discretion vested in Employee by the preceding subparagraph (b) shall instead be vested in the Board of Directors of the Company and Employee shall not participate in such discretion either as a member of the Board of Directors or individually. The private letter ruling referred to in the preceding sentence shall hold that Employee shall not recognize income for federal tax purposes under
    Section 83 or Section 451 of the Internal Revenue Code of 1986, or pursuant to the constructive receipt or economic benefit doctrines, merely by being vested with the discretion set forth in subparagraph (b) above in any taxable year prior to the first to occur of (i) the taxable year in which a contribution to the Trust is made pursuant to subparagraph (b) above, and
    (ii) the taxable year in which Employee's Involuntary Retirement occurs."

    IN WITNESS WHEREOF, the Company has caused this Amendment No. 2 to be executed, and Employee has hereunto set his hand, on the date first set forth above.


                                       AAR CORP.



                                       By: /s/ David P. Storch
                                          -------------------------------------
                                          David P. Storch

                                       /s/ Ira A. Eichner
                                       ----------------------------------------
                                       IRA A. EICHNER

                                  AMENDMENT NO. 3 TO
                             FURTHER RESTATED AND AMENDED
                      EMPLOYMENT AGREEMENT DATED AUGUST 1, 1985
                     BY AND BETWEEN AAR CORP. AND IRA A. EICHNER
                     -------------------------------------------



    THIS AMENDMENT NO. 3 made this 13th day of July, 1994 by and between AAR CORP., a Delaware corporation (the "Company") and Ira A. Eichner ("Employee").

    WHEREAS, the Company and Employee entered into the Further Restated and Amended Employment Agreement dated August 1, 1985 (the "Employment Agreement"); and

    WHEREAS, the Company and Employee further amended the Employment Agreement by amendments dated August 12, 1985 and May 25, 1990; and

    WHEREAS, the Company and Employee desire to further amend the Employment Agreement as herein set forth to reflect certain mutually agreed upon changes to the terms and conditions thereof;

    NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Company and Employee do hereby covenant and agree as follows:

    1. The first sentence of subparagraph (h) of paragraph 14 of the Employment Agreement is hereby amended to read as follows:

              "(h) 'Retirement Benefit' shall mean an annual amount equal (subject to adjustment as hereafter provided) to 60% of Employee's Average Annual Total Cash Compensation, reduced by (1) the Income Tax Offset and (2) the Defined Benefit Plan Offset."

    IN WITNESS WHEREOF, the Company has caused this Amendment No. 3 to be executed in its name by its duly authorized officer, and Employee has hereunto set his hand, on this 13th day of July, 1994.


                                       AAR CORP.



                                       By: /s/ Howard A. Pulsifer
                                          -------------------------------------
                                          Howard A. Pulsifer
                                          Vice President



                                       /s/ Ira A. Eichner
                                       ----------------------------------------
                                       Ira A. Eichner